UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 28, 2012

ARI NETWORK SERVICES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	0-19608 (Commission File Number)	39-1388360 (IRS Employer Identification No.)

10850 West Park Place, Suite 1200 Milwaukee, Wisconsin (Address of principal executive offices)	53224 (Zip Code)

Registrant’s telephone number, including area code: (414) 973-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

—	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
—	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
—	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
—	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01            Completion of Acquisition or Disposition of Assets

            As previously reported in its Current Report on Form 8-K filed on December 4, 2012 (the “Form 8-K”),  on November 28, 2012, ARI Network Services, Inc. (“ARI”), through its wholly-owned subsidiary, Project Viking II Acquisition, Inc., (the “Acquisition Sub” and, together with ARI, the “Company”), completed the acquisition of substantially all of the assets of the Retail Services Division of Fifty Below Sales & Marketing, Inc. (“50 Below RSD”), pursuant to Section 363 and 365 of the United States Bankruptcy Code, for a purchase price of $5.0 million (the “Asset Purchase”). The consummation of the Asset Purchase was effected pursuant to a Bill of Sale and an Assumption and Assignment and Transition Services Agreement, each dated as of November 28, 2012 and executed by the Chapter 11 Operating Trustee (the “Trustee”) of Fifty Below and the Acquisition Sub.  This Amendment No. 1 to the Form 8-K is being filed to provide audited carve-out financial statements of 50 Below RSD as of and for the fiscal years ended July 31, 2011 and 2012 and the three month period ended October 31, 2012 and the unaudited pro forma information required by Item 9.01 of Form 8-K.

Item 9.01            Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Attached hereto as Exhibits 99.2 and 99.3, respectively, are the (1) audited carve-out financial statements and footnotes relating to the Retail Services Division of Fifty Below Sales & Marketing, Inc. as of and for the fiscal years ended July 31, 2011 and 2012; and (2) the unaudited carve-out financial statements and footnotes relating to the Retail Services Division of Fifty Below Sales & Marketing, Inc. as of and for the three-month period ended October 31, 2012.

(b)	Pro Forma Financial Information

Attached hereto as Exhibit 99.4 are the unaudited pro forma combined financial statements and footnotes of the Company and the Retail Services Division of Fifty Below Sales & Marketing, Inc. for the twelve months ended July 31, 2012 and as of and for the three months ended October 31, 2012.

(c)  Exhibits

Exhibit No.Description

                                                2.1                                          Bill of Sale dated as of November 28, 2012*

                                                2.2                                          Assumption and Assignment and Transition Services

                                                                                                Agreement dated as of November 28, 2012*

                                                4.1                                          Secured Non-Negotiable Subordinated Promissory

                                                                                                Note dated November 28, 2012 issued to Michael D.

                                                                                                Sifen, Inc.*

                                                10.1                                            Second Amendment to Loan and Security Agreement

                                                                                                and Other Loan Documents, dated as of November 28,

                                                                                                2012, by and between ARI Network Services, Inc. and

                                                                                                Fifth Third Bank*

                                                10.2                                        Second Amendment to Rights Agreement, dated as of

                                                                                                November 28, 2012, between ARI Network Services,

                                                                                                Inc. and American Stock Transfer & Trust Company, LLC*

                                                23.1                                        Consent of Independent Auditors.

                                                99.1                                        Press Release dated November 29, 2012*

                                                99.2                                        Audited carve-out financial statements and footnotes relating to the Retail Services Division of Fifty Below Sales & Marketing, Inc. as of and for the fiscal years ended July 31, 2011 and 2012.

                                                99.3                                        Unaudited carve-out financial statements and footnotes relating to the Retail Services Division of Fifty Below Sales & Marketing, Inc. as of and for the three month period ended October 31, 2012.

                                                99.4                                        Unaudited pro forma combined financial statements and footnotes of ARI Network Services, Inc. and  the Retail Services Division of Fifty Below Sales & Marketing, Inc. for the twelve month period ended July 31, 2012 and as of and for the three month period ended October 31, 2012.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARI Network Services, Inc.

(Registrant)

Date:    February 11, 2013

By:  /s/  Darin R. Janecek___________

Darin R. Janecek

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.Description

                                                2.1                                          Bill of Sale dated as of November 28, 2012*

                                                2.2                                          Assumption and Assignment and Transition Services

                                                                                                Agreement dated as of November 28, 2012*

                                                4.1                                          Secured Non-Negotiable Subordinated Promissory

                                                                                                Note dated November 28, 2012 issued to Michael D.

                                                                                                Sifen, Inc.*

                                                10.1                                            Second Amendment to Loan and Security Agreement

                                                                                                and Other Loan Documents, dated as of November 28,

                                                                                                2012, by and between ARI Network Services, Inc. and

                                                                                                Fifth Third Bank*

                                                10.2                                        Second Amendment to Rights Agreement, dated as of

                                                                                                November 28, 2012, between ARI Network Services,

                                                                                                Inc. and American Stock Transfer & Trust Company, LLC*

                                                23.1                                             Consent of Independent Registered Public Accounting Firm.

                                                99.1                                        Press Release dated November 29, 2012*

                                                99.2                                        Audited carve-out financial statements and footnotes relating to the Retail Services Division of Fifty Below Sales & Marketing, Inc. as of and for the fiscal years ended July 31, 2011 and 2012.

                                                99.3                                        Unaudited carve-out financial statements and footnotes relating to the Retail Services Division of Fifty Below Sales & Marketing, Inc. as of and for the three month period ended October 31, 2012.

                                                99.4                                        Unaudited pro forma combined financial statements and footnotes of ARI Network Services, Inc. and the Retail Services Division of Fifty Below Sales & Marketing, Inc. for the twelve month period ended July 31, 2012 and as of and for the three month period ended October 31, 2012.

* Previously filed.